EXHIBIT 99.1

NEWS

VEECO REPORTS SECOND QUARTER 2015 FINANCIAL RESULTS

Company delivered top line growth while improving profitability:

•                  Achieved revenue of $131.4 million, an increase of 38% compared with the same period last year

•                  Increased Non-GAAP Adjusted EBITDA to $12.8 million or ~10% of revenue

•                  Narrowed GAAP loss to ($0.21) per diluted share

•                  Grew Non-GAAP earnings to $0.20 per diluted share

•                  Generated $7.7 million in cash from operations

Plainview, N.Y., August 3, 2015 — Veeco Instruments Inc. (Nasdaq: VECO) announced financial results for its second fiscal quarter ended June 30, 2015. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q2 ‘15	Q2 ‘14
Revenue	$131.4	$95.1
Net income (loss)	$(8.4)	$(15.2)
Diluted earnings (loss) per share	$(0.21)	$(0.39)

Non-GAAP Results	Q2 ‘15	Q2 ‘14
Adjusted EBITDA	$12.8	$(4.1)
Net income (loss)	$8.4	$(6.1)
Diluted earnings (loss) per share	$0.20	$(0.16)

“We delivered solid second quarter results, achieving financial performance in line with our expectations across all P&L guided metrics.  Revenue grew by ~38% year-over-year and adjusted EBITDA increased to nearly 10% of revenue.  These results illustrate our continued focus on driving growth and operational execution,” commented John R. Peeler, Chairman and Chief Executive Officer.

“Our top line growth has been fueled by the rapid adoption of our TurboDisc® EPIKTM700 MOCVD system.  This latest generation product offers lower cost of ownership for our customers and improved margin contribution for Veeco, as compared with prior generation tools.  We have now successfully demonstrated the tool’s capabilities across multiple customers, which enabled us to begin recognizing revenue upon shipment towards the end of the second quarter.

“Our Precision Surface Processing (PSP) business is performing exceptionally well and demand for these products remains healthy.  Our differentiated and highly flexible process technology is well established in the broader MEMS market and gaining momentum in the Advanced Packaging space,” Mr. Peeler concluded.

Guidance and Outlook

The following guidance is provided for Veeco’s third fiscal quarter 2015:

•                  Revenue is expected to be in the range of $135 million to $160 million

•                  Adjusted EBITDA is expected to be in the range of $14 million to $24 million

•                  GAAP earnings (loss) per share are expected to be in the range of ($0.05) to $0.19

•                  Non-GAAP earnings (loss) per share are expected to be in the range of $0.22 to $0.40

Please refer to the table at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, August 3, 2015 starting at 5:00pm ET. To join the call, dial 1-888-254-2798 (toll free) or 1-913-312-0966 and use passcode 5787629.  The call will also be webcast live on the Veeco website at ir.veeco.com.  A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening.  We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco’s process equipment solutions enable the manufacture of LEDs, flexible OLED displays, power electronics, compound semiconductors, hard disk drives, semiconductors, MEMS and wireless chips.  We are the leader in MOCVD, MBE, Ion Beam, Wet Etch single wafer processing and other advanced thin film process technologies.  Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage and allow our customers to maximize productivity and achieve lower cost of ownership.  For information on our company, products and worldwide service and support, please visit www.veeco.com.

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2014 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Shanye Hudson 516-677-0200 x1272	Jeffrey Pina 516-677-0200 x1222
shudson@veeco.com	jpina@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net sales	$131,410	$95,122	$229,751	$185,963
Cost of sales	82,341	64,449	145,545	121,513
Gross profit	49,069	30,673	84,206	64,450
Operating expenses, net:
Selling, general, and administrative	24,365	21,891	47,247	43,558
Research and development	20,119	21,011	38,704	40,779
Amortization	7,979	2,899	15,941	5,802
Restructuring	683	801	3,040	1,193
Asset impairment	—	—	126	—
Changes in contingent consideration	—	—	—	(29,368)
Other, net	(51)	(158)	(1,002)	(370)
Total operating expenses, net	53,095	46,444	104,056	61,594
Operating income (loss)	(4,026)	(15,771)	(19,850)	2,856
Interest income, net	119	72	280	236
Income (loss) before income taxes	(3,907)	(15,699)	(19,570)	3,092
Income tax expense (benefit)	4,479	(488)	7,926	(857)
Net income (loss)	$(8,386)	$(15,211)	$(27,496)	$3,949

Income (loss) per common share:
Basic	$(0.21)	$(0.39)	$(0.69)	$0.10
Diluted	$(0.21)	$(0.39)	$(0.69)	$0.10

Weighted average number of shares:
Basic	39,693	39,379	39,666	39,275
Diluted	39,693	39,379	39,666	40,061

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

	June 30, 2015	December 31, 2014
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$313,853	$270,811
Short-term investments	82,397	120,572
Restricted cash	—	539
Accounts receivable, net	83,098	60,085
Inventories	63,564	61,471
Deferred cost of sales	24,384	5,076
Prepaid expenses and other current assets	25,976	23,132
Assets held for sale	6,000	6,000
Deferred income taxes	6,479	7,976
Total current assets	605,751	555,662
Property, plant and equipment, net	80,002	78,752
Goodwill	115,256	114,959
Deferred income taxes	1,180	1,180
Intangible assets, net	143,367	159,308
Other assets	20,325	19,594
Total assets	$965,881	$929,455

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$46,159	$18,111
Accrued expenses and other current liabilities	39,343	48,418
Customer deposits and deferred revenue	128,553	96,004
Income taxes payable	7,750	5,441
Deferred income taxes	120	120
Current portion of long-term debt	327	314
Total current liabilities	222,252	168,408
Deferred income taxes	15,779	16,397
Long-term debt	1,367	1,533
Other liabilities	6,183	4,185
Total liabilities	245,581	190,523

Total stockholders’ equity	720,300	738,932

Total liabilities and stockholders’ equity	$965,881	$929,455

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
Three months ended June 30, 2015	GAAP	Share-based Compensation	Acquisition Related	Other	Non-GAAP
Net sales	$131,410	$—	$—	$—	$131,410
Cost of sales	82,341	(713)	—	—	81,628
Gross profit	49,069	713	—	—	49,782
Gross margin	37.3%				37.9%
Operating expenses, net:
Selling, general, and administrative	24,365	(3,112)	(188)	—	21,065
Research and development	20,119	(1,096)	—	—	19,023
Amortization	7,979	—	(7,979)	—	—
Restructuring	683	—	—	(683)	—
Other, net	(51)	—	—	—	(51)
Total operating expenses, net	53,095	(4,208)	(8,167)	(683)	40,037
Operating income (loss)	(4,026)	4,921	8,167	683	9,745
Interest income, net	119	—	—	—	119
Income (loss) before income taxes	(3,907)	4,921	8,167	683	9,864
Income tax expense (benefit)	4,479	—	—	(2,996)	1,483 *
Net income (loss)	$(8,386)	$4,921	$8,167	$3,679	$8,381

Income (loss) per common share:
Basic earnings per share	$(0.21)				$0.21
Diluted earnings per share	$(0.21)				$0.20

Weighted average number of shares:
Basic shares	39,693				40,790
Diluted shares	39,693				40,960

Non-GAAP operating income					$9,745
Depreciation					3,022
Adjusted EBITDA					$12,767

Note:  Amounts may not calculate precisely due to rounding.

* The ‘with or without’ method is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; nonrecurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental nonrecurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In thousands, except per share data)

(Unaudited)

		Non-GAAP Adjustments
Three months ended June 30, 2014	GAAP	Share-based Compensation	Acquisition Related	Other	Non-GAAP
Net sales	$95,122	$—	$—	$—	$95,122
Cost of sales	64,449	(620)	—	—	63,829
Gross profit	30,673	620	—	—	31,293
Gross margin	32.2%				32.9%
Operating expenses:
Selling, general, and administrative	21,891	(3,325)	—	—	18,566
Research and development	21,011	(1,147)	—	—	19,864
Amortization	2,899	—	(2,899)	—	—
Restructuring	801	—	—	(801)	—
Other, net	(158)	—	—	—	(158)
Total operating expenses, net	46,444	(4,471)	(2,899)	(801)	38,273
Operating income (loss)	(15,771)	5,091	2,899	801	(6,980)
Interest income, net	72	—	—	—	72
Income (loss) before income taxes	(15,699)	5,091	2,899	801	(6,908)
Income tax provision (benefit)	(488)	—	—	(312)	(800)*
Net income (loss)	$(15,211)	$5,091	$2,899	$1,113	$(6,108)

Income (loss) per common share:
Basic earnings per share	$(0.39)				$(0.16)
Diluted earnings per share	$(0.39)				$(0.16)

Weighted average number of shares:
Basic shares	39,379				39,379
Diluted shares	39,379				39,379

Non-GAAP operating income					$(6,980)
Depreciation					2,930
Adjusted EBITDA					$(4,050)

Note: Amounts may not calculate precisely due to rounding.

* The ‘with or without’ method is utilized to determine the income tax effect of the non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; nonrecurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental nonrecurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(In millions, except per share data)

(Unaudited)

				Non-GAAP Adjustments
Guidance for the three months ended September 30, 2015	GAAP			Share-based Compensation	Acquisition Related	Other		Non-GAAP
Net sales	$135	-	$160	$—	$—	$—		$135	-	$160

Gross profit	50	-	62	1	—	—		51	-	63
Gross margin	37.0%	-	39.0%					37.5%	-	39.5%

Operating income	(1)	-	9	6	6	—		11	-	21
Depreciation								3		3
Adjusted EBITDA								$14	-	$24

Net income (loss)	(2)	-	8	6	6	(1) - (3)	*	9	-	17

Income (loss) per diluted common share	$(0.05)	-	$0.19					$0.22	-	$0.40
Weighted average number of shares	40		41					41		41

Note:  Amounts may not calculate precisely due to rounding.

* Primarily relates to the income tax effect of the non-GAAP adjustments utilizing the ‘with or without’ method.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; nonrecurring charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as one-time transaction costs, non-cash amortization of acquired intangible assets, incremental nonrecurring compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.